Financial Highlights Year Ended December 31, 2010 NASDAQ: CCNE March 4, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, liquidity, results of operations, future performance and business of CNB
Financial Corporation. These forward-looking statements are intended to be covered by the safe harbor for
“forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-
looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,”
“anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,”
“outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and
“could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to: (i) changes in general business, industry or economic conditions or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principals or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) changes in the quality or composition of our loan and investment portfolios; (vi) adequacy of loan loss reserves; (vii) increased competition; (viii) loss of certain key officers; (ix) continued relationships with major customers; (x) deposit attrition; (xi) rapidly changing technology; (xii) unanticipated regulatory or judicial proceedings and liabilities and other costs;
(xiii) changes in the cost of funds, demand for loan products or demand for financial services; and
(xiv) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on our financial position and our results of operations.
The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-
looking statement made herein speaks only as of the date on which it is made. Factors or events that could cause the our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Balance Sheet
• Deposits of $1.163 billion, growth of 22% over December 31, 2009
– Transaction, money market and savings deposits equal 68% of total
• Loans of $795 million, growth of 11% over December 31, 2009
Profitability
• Net income of $11.3 million, or $1.06 per share
• Return on assets of 0.87% and return on equity of 11.6%
• Net interest margin of 3.71%, net of prepayment penalty of $707 thousand
Asset Quality
• Ratio of NPAs / Loans + OREO of 1.66%
• Net charge-offs to average loans of 0.56%
• Allowance for loan losses to loans of 1.36%
Capital
• Tangible common equity to tangible assets of 7.1%*
• Leverage ratio of 8.8%
• Tier 1 Risk Based Ratio of 14.1%
• Total Risk Based Capital Ratio of 15.4%
2010 Highlights

Note: Financial data as of or for the year ended December 31, 2010.
* Please see the Appendix for a reconciliation of non-GAAP financial information.

Balance Sheet Growth
$ in millions
* Compound annual growth rate from 2005-2010.

Average Annual Increase: * Assets 13% Loans 8% Deposits 13%
$764
$781
$859
$1,017
$1,162
$511
$547
$600
$672
$715
$795
$619
$631
$659
$815
$957
$1,163
2005 2006 2007 2008 2009 2010
Assets Loans Deposits
$1,414

Earnings Per Share & Dividends
*  Compound annual growth rate from 2000-2010.

Average Annual Increase: * EPS 6.0% Div. 6.9%
$0.59
$0.71
$0.95
$0.99
$0.86
$1.01
$1.08
$1.05
$0.61
$0.98
$1.06
$0.34
$0.37
$0.47 $0.47
$0.52
$0.55
$0.57
$0.62
$0.65
$0.66 $0.66
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
EPS Dividends

Capital Ratios

7.8%
7.9%
6.9%
5.1%
5.1%
7.1%
9.2%
9.2%
9.7%
8.4%
7.9%
8.8%
11.7%
11.7%
11.9%
10.8%
10.7%
14.1%
12.8% 12.8%
12.9%
12.0% 12.0%
15.4%
2005 2006 2007 2008 2009 2010
Tangible Common Equity to Tangible Assets Leverage Ratio Tier 1 Risk Based Ratio Total Risk Based Capital Ratio
*
* Please see the Appendix for a reconciliation of non-GAAP financial information.

$ in millions
$619
$631
$659
$815
$957
$1,163
100%
80%
60%
40%
20%
0%
16%
20%
17%
14%
12%
14%
37%
37%
35%
29%
22%
18%
38%
35%
39%
47%
51%
52%
9%
9%
9%
11%
15%
16%
2005
2006
2007
2008
2009
2010
Jumbo CDs
Retail CDs
MMDA & Savings
Trans Accts
Avg Annual Increase*
Total Deposits
13%
Jumbo CDs
11%
Retail CDs
-2%
MMDA & Savings
21%
Trans Accts
28%

CNB® FINANCIAL CORPORATION

Deposit Composition

• 23% annual compound growth since 2005 in transaction, money market and savings accounts; 2% in CDs
• Interest-bearing deposit cost of 1.42% (or total deposit cost of 1.25%) for the year ended December 31, 2010
* Compound annual growth rate from 2005-2010.

Deposit Demographics
Source:  SNL Financial 6/30/10
County
CNB Market
Rank
Number
of
Branches
CNB
Deposits
in Market
($000)
CNB
Market
Share
(%)
Total
Deposits
in Market
($000)
Total
Population
2010
(Actual)
Clearfield 1 11 405,489 29.65 1,367,426 83,248
Erie 6 4 271,572 7.25 3,745,173 279,906
Elk 4 4 105,820 16.16 654,902 32,583
McKean 3 3 87,717 11.77 745,411 43,660
Centre 10 1 65,370 2.93 2,333,913 146,264
Warren 4 1 43,613 4.72 923,841 40,631
Cambria 11 1 42,380 1.59 2,673,207 145,348
Crawford 8 1 41,277 3.68 1,120,484 89,185
Jefferson 6 1 35,155 3.96 888,499 45,343
     Total 27 1,098,393 14,452,856 906,168

Loan Portfolio Overview

30%
29% 29%
31%
31%
34%
26%
26%
27%
27%
27%
27%
38%
39%
36%
34%
33%
33%
6%
5%
8%
9%
8%
7%
0%
20%
40%
60%
80%
100%
2005 2006 2007 2008 2009 2010
Consumer and
other
Commercial,
industrial, and
agricultural
Commercial
mortgage
Residential
mortgage
$511
$547
$600
$672 $715
$795
$ in millions

Yield on earning assets, cost of funds and
net interest margin
7.32%
7.11%
5.89%
6.72%
5.23%
3.51%
3.40%
2.07%
2.64%
1.78%
4.17%
4.27%
4.33%
4.00%
3.71%
0%
2%
4%
6%
8%
2006 2007 2008 2009 2010
Yield on earning assets Cost of funds Net interest margin (tax equivalent)

Asset Quality Summary

($ in '000s) For the Year Ending
12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10
Nonaccrual $1,561 $1,619 $1,979 $3,046 $12,757 $11,926
90+ Days Past Due 462 128 395 533 584 889
Total Non-Performing Loans 2,023 1,747 2,374 3,579 13,341 12,815
Other Real Estate Owned 85 181 516 671 252 396
Total Non-Performing Assets 2,108 1,928 2,890 4,250 13,593 13,211
Non-Performing Loans / Loans 0.40% 0.32% 0.40% 0.53% 1.87% 1.61%
Non-Performing Assets / Loans + OREO 0.41% 0.35% 0.48% 0.63% 1.90% 1.66%
Loan Loss Reserves $5,603 $6,086 $6,773 $8,719 $9,795 $10,820
Reserves / Loans 1.10% 1.11% 1.13% 1.30% 1.37% 1.36%
Reserves / Non-Performing Loans 277% 348% 285% 244% 73% 84%
Net Charge-Offs (NCOs) $765 $888 $825 $1,841 $3,389 $4,133
NCOs / Average Loans 0.15% 0.17% 0.14% 0.28% 0.49% 0.56%

NCOs / Average Loans
0.15%
0.16%
0.12%
0.14%
0.30%
0.44%
0.14%
0.19%
0.12%
0.12%
0.11%
0.18%
0.70%
1.36%
1.27%
0.02%
0.01%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2005 2006 2007 2008 2009 2010
CCNE  - CNB Bank CCNE - Holiday Financial Services Peers
Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2010, 2009, and 2008, and U.S. bank holding companies with assets between $500 million and $1 billion for 2007, 2006 and 2005.

Nonperforming Loans / Loans

Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2010, 2009, and 2008, and U.S. bank holding companies with assets between $500 million and $1 billion for 2007, 2006 and 2005.
0.40%
0.32%
0.40%
0.53%
1.87%
1.61%
0.46%
0.56%
1.00%
2.41%
3.51%
3.53%
2005 2006 2007 2008 2009 2010
CCNE Peers

Delinquent Loans/Total Loans
Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2010, 2009, and 2008, and
U.S. bank holding companies with assets between $500 million and $1 billion for 2007 and 2006.

Non-interest expense ratio
{Non-interest expenses divided by average assets}
Peers include U.S. bank holding companies with assets between $1 and $3 billion for 2010, 2009, and
2008, and U.S. bank holding companies with assets between $500 million and $1 billion for 2007.
3.12%
2.89%
2.79%
2.92%
2.45%
2.78%
3.03%
3.09%
2%
3%
3%
4%
2007 2008 2009 2010
Peer group CNB Financial Corp.

Holiday Financial Services Net Income Charge-Offs $225,000 $576,000 1,332,000 889,000 2009 2010 16

Summary Financial Highlights

($ in millions, except per share data)
2005 2006 2007 2008 2009 2010
BALANCE SHEET
Assets $764 $781 $859 $1,017 $1,162 $1,414
Loans $511 $547 $600 $672 $715 $795
Deposits $619 $631 $659 $815 $957 $1,163
Shareholders' Equity $70 $72 $69 $62 $69 $110
PROFITABILITY
Net Income $9.1 $9.6 $9.1 $5.2 $8.5 $11.3
EPS $1.01 $1.08 $1.05 $0.61 $0.98 $1.06
Return on Average Assets 1.23% 1.26% 1.12% 0.55% 0.79% 0.87%
Return on Average Equity 13.4% 13.5% 12.8% 7.9% 12.9% 11.6%
Net Interest Margin 3.97% 4.17% 4.27% 4.33% 4.00% 3.71%
Efficiency Ratio 57.3% 57.7% 61.8% 65.1% 59.9% 57.9%
Noninterest Expense/ Avg Assets 2.70% 2.87% 3.09% 3.03% 2.73% 2.43%
CAPITAL
Tang. Common Equity / Tang. Assets 7.8% 7.9% 6.9% 5.1% 5.1% 7.1%
Leverage Ratio 9.2% 9.2% 9.7% 8.4% 7.9% 8.8%
Tier 1 Risk Based Ratio 11.7% 11.7% 11.9% 10.8% 10.7% 14.1%
Total Risk Based Capital Ratio 12.8% 12.8% 12.9% 12.0% 12.0% 15.3%
ASSET QUALITY
NPAs/ Assets 0.28% 0.25% 0.34% 0.42% 1.17% 0.93%
NPAs/Loans+OREO 0.41% 0.35% 0.48% 0.63% 1.90% 1.66%
NCOs / Average Loans 0.15% 0.17% 0.14% 0.28% 0.49% 0.56%
Reserves/ Loans 1.10% 1.11% 1.13% 1.30% 1.37% 1.36%
Return on Average Tangible Equity 16.0% 16.5% 15.3% 9.6% 15.5% 14.4%
*
* Please see the Appendix for a reconciliation of non-GAAP financial information.

Appendix
Non-GAAP Financial Reconciliation
Tangible common equity to tangible assets is a non-GAAP financial measure calculated using GAAP amounts. Tangible common equity is calculated by excluding the balance of goodwill and other intangible assets from the calculation of stockholders’ equity. Tangible assets is calculated by excluding the balance of goodwill and other intangible assets from the calculation of total assets. CNB believes that this non-GAAP financial measure provides information to investors that is useful in understanding our financial condition. Because not all companies use the same calculation of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of this non-GAAP financial measure is provided below.
($ in thousands)
2005 2006 2007 2008 2009 2010
Total Shareholders' Equity $69,968 $72,279 $69,283 $62,467 $69,409 $109,645
Less Goodwill 10,821          10,821          10,821          10,821          10,821          10,821
Less Other Intangible Assets 800               385               285               185               85                  -
Tangible Common Equity $58,347 $61,073 $58,177 $51,461 $58,503 $98,824
Total Assets $764,018 $780,850 $858,700 $1,016,518 $1,161,591 $1,413,511
Less Goodwill 10,821          10,821          10,821          10,821          10,821          10,821
Less Other Intangible Assets 800               385               285               185               85                  -
Tangible Assets $752,397 $769,644 $847,594 $1,005,512 $1,150,685 $1,402,690
Total Shareholders' Equity / Total Assets 9.16% 9.26% 8.07% 6.15% 5.98% 7.76%
Tangible Common Equity / Tangible Assets 7.75% 7.94% 6.86% 5.12% 5.08% 7.05%

Financial Highlights Year Ended December 31, 2010 NASDAQ: CCNE March 4, 2011